                                                                   EXHIBIT 10.63
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO]

                              [LETTERHEAD OF MCI]


                              FIFTH AMENDMENT TO
                             MCI CARRIER AGREEMENT

This Fifth Amendment is made as of this 10 day of April, 1996, between MCI Telecommunications CORPORATION ("MCI") and ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer"), an association of carriers which are subject to the Communications Act of 1934, as amended, with offices located at 111 Congress Avenue, Suite 3000, Austin, Texas 78701.

WHEREAS, Customer and MCI entered into an MCI Carrier Agreement, signed by MCI on November 9, 1995, as heretofore amended (as amended, the "Agreement"); and

WHEREAS, Customer and MCI desire to enter into this Fifth Amendment for the purpose of further amending the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, Customer and MCI agree as follows:

     1. THE CHART APPEARING IN PARAGRAPH 8 OF THE AGREEMENT IS HEREBY AMENDED TO READ AS FOLLOWS:

     Monthly Usage                          Discount
     -------------                          --------
     [______________________]                 [__]
     [______________________]                 [__]
     [______________________]                 [__]
     [______________________]                 [__]
     [______________________]                 [__]
     [_________________]                      [__]


     2. PARAGRAPH 10(B) OF THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     (b) For the second credit, Customer's actual monthly usage billing (exclusive of usage in Paragraph 7(h), switched 56Kbps service) during August, September, October and November 1996 shall be added together and divided by four (4). The credit amount shall be applied to the December 1996 invoice and shall not exceed [_______________ ___________________]. When referenced in this Paragraph 10, actual monthly usage billing shall exclude Additional DeltaCom Usage and MCI services where no rates are listed in this Agreement for the MCI service and where Members pay standard tariffed rates after application of tariffed discounts.


                               MCI CONFIDENTIAL

     4. The terms of this Fifth Amendment will become effective, upon execution and delivery by both parties hereto.

     5. Except as expressly provided in this Fifth Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

     6. This Fifth Amendment, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

     7. This offer will remain open and be capable of being accepted by Customer until April 15, 1996. Any and all prior offers made to Customer, whether written or oral, shall be superseded by this offer. Any further amendments must he in writing and signed by both parties.

ASSOCIATED COMMUNICATION                MCI TELECOMMUNICATIONS
COMPANIES OF AMERICA (ACCA)             CORPORATION

/s/ Mike Newkirk                        /s/ Tom Schilling
---------------------------------       -------------------------------
Authorized Signature

Mike Newkirk Vice Pres                  Tom Schilling, Director
---------------------------------       -------------------------------
Print Name and Title                    Print name and Title

4/10/96                                 4/19/96
---------------------------------       -------------------------------
Date                                    Date